UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Attached hereto as Exhibit 1 is a Letter to Shareholders.

Attached hereto as Exhibit 2 is a list of FAQs.

Attached hereto as Exhibit 3 is an Analyst Presentation.

Attached hereto as Exhibit 4 is an Advisor Presentation.

Exhibit 1

Dear Fellow Shareholders,

This morning we announced changes to the management of several of our funds – FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV (together, the FSIC funds), FS Energy & Power Fund (FSEP) and FS Global Credit Opportunities Fund (FSGCO). I write to personally explain why I believe these changes are good for the funds.

At FS Investments, which started as Franklin Square Capital Partners in 2007, our mission has always been to create long-term value for individual investors by providing access to investment opportunities historically available only to the largest investors in the market. To do that, we’ve designed investment funds that we believe match attractive investment opportunities with strategic fund structures and best-in-class asset managers.

Over the last year, we continued to expand our product offerings in an effort to capture compelling market opportunities with the managers we believe are best positioned in today’s environment to capitalize on those opportunities – Magnetar in energy and energy infrastructure, GoldenTree in the broader credit market, Rialto in real estate credit and Wilshire in multi-strategy liquid alternatives. Market receptivity to these solutions has been positive, and we believe reinforces the value proposition of FS Investments in the market.

It is with this same approach – matching market opportunities with managers best positioned to capitalize on them – that we announced we will be partnering with KKR to manage the FSIC funds and partnering with EIG Global Energy Partners to manage FSEP. We also announced we will directly manage FSGCO through a dedicated internal team under the leadership of FS’ new Head of Liquid Credit, Andrew Beckman.

With these changes, we will be concluding our relationship with the current sub-advisor to these funds, GSO Capital Partners. Our partnership with GSO has created significant value for the funds’ investors over the last nine years. We appreciate GSO’s service to the funds and look forward to working with GSO over the next several months to ensure a smooth transition.

A growing BDC sector, and an increased number of non-BDC credit providers, have led to significantly greater competition in our industry and the broader credit markets. As the BDC and credit markets have evolved, our goal for the funds has remained the same – providing investors with attractive risk-adjusted returns. When we look at the road ahead, we believe that asset management platforms with scale, differentiated investment origination capabilities and a breadth of product solutions for borrowers will have the greatest success capturing the most attractive investment opportunities across markets. I strongly encourage you to read the more detailed announcements we made about the funds on our website, but here are some key takeaways:

•	Our joint advisor with KKR will manage the FSIC funds and KKR’s Corporate Capital Trust, creating an $18 billion middle market BDC platform – the largest in the marketplace –with unrivaled scale, broader capabilities and the ability to co-invest with KKR’s $41.3 billion credit franchise, which includes private, public and structured credit.

•	Our joint advisor with EIG will manage FSEP and allow us to leverage the expertise and scale of a leading institutional investment firm solely focused on the global energy industry with $17.0 billion in investments across 6 continents and 36 countries. EIG brings deep industry relationships and access to deal flow driven by a more than 35 year track record and a team of 61 energy investment professionals.

•	Our growing internal liquid credit investment team, led by Andrew Beckman, our new Head of Liquid Credit, will manage FSGCO. Andrew is a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies.

The world is constantly changing, and we recognize it is our duty to work as hard as we can on behalf of investors to evolve with it. We are excited about these changes and look forward to working closely with our new partners to deliver long-term value for investors.

As always, we appreciate your trust in us and value the opportunity to serve you.

Sincerely,

Forward-Looking Statements

This document may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund (collectively, the “Funds”) and FS Global Credit Opportunities Fund (together with the Funds, the “FLS Entities”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a FLS Entity’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a FLS Entity’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statements (as defined below), failure to consummate the transactions contemplated by the agreements between FS Investments and KKR & Co. L.P (“KKR”) and between FS Investments and EIG Global Energy Partners (“EIG”), and the price at which shares of FSIC’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the FLS Entities made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statements when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the FLS Entities undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This presentation relates to proposed new investment advisory agreements for the Funds (collectively, the “Proposals”). In connection with the Proposals, each Fund intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (each a “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, from FS Investments’ website at www.fsinvestments.com and FS Investment Corporation’s website at www.fsinvesmentcorp.com.

Participants in the Solicitations

The Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Exhibit 2

FSIC Franchise FAQs

1.	What are the details of the announced transaction?

•	FS Investments (“FS”) and KKR Credit (“KKR”) announced an agreement to form a partnership to provide investment advisory services to FS Investment Corporation (“FSIC”), FS Investment Corporation II (“FSIC II”), FS Investment Corporation III (“FSIC III”) and FS Investment Corporation IV (“FSIC IV” and, together with FSIC, FSIC II and FSIC III, the “FSIC BDCs” or the “Funds”) as well as the BDC currently advised by KKR, Corporate Capital Trust, Inc. (“CCT”) subject to stockholder approvals of new advisory agreements and the satisfaction of other conditions. Corporate Capital Trust II (CCT II), currently advised by CNL and sub-advised by KKR, will also be offered the opportunity to be included subject to board and shareholder approval.

•	KKR will seek interpretive guidance from the SEC or a new exemptive relief order that will allow the Funds to co-invest pro rata with KKR’s credit accounts, which we believe will provide the Funds with access to the same deal flow as KKR’s institutional clients and, in turn, improved portfolio diversification.

•	Upon each FSIC Fund’s entry into the new investment advisory agreements, the annual base management fee of each FSIC Fund will be permanently reduced from 1.75% to 1.50% of such Fund’s gross assets. A proposal to reduce CCT II’s management fee is also expected be put forth.

•	Additionally, FS and KKR currently intend to evaluate the possibility of a liquidity event for FS’s non-traded BDCs following stockholder approval of the new advisory agreements.

2.	Who is KKR?

•	KKR is a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate, credit and, through its strategic partners, hedge funds.

•	KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies.

•	KKR invests its own capital alongside its partners’ capital and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds.

•	Founded in 1976, KKR had approximately $153B in AUM, a $15B internal balance sheet and approximately 360 investment professionals as of September 30, 2017.

•	KKR Credit had $41B in AUM and approximately 100 investment professionals as of September 30, 2017.

3.	Why is KKR the right partner to help manage the Funds?

•	As competition for deal flow within the middle market has increased in recent years, we believe scale and the ability to provide borrowers and sponsors with a diversified set of lending solutions is critical to creating a significant competitive advantage.

•	Together, FS and KKR will offer a comprehensive set of lending solutions to a broader universe of borrowers and we believe we will deliver value for investors with enhanced deal flow, attractive proprietary investment opportunities, reduced fees and disciplined risk management.

•	We believe KKR is the right partner to adapt to the changing markets and grow stockholder value due to the following reasons:

•	KKR will seek exemptive relief to allow the FSIC BDCs to co-invest pro rata with KKR’s credit accounts, helping to significantly expand investment opportunities.

•	A combination of the FSIC BDC and KKR BDC platforms, representing approximately $13.7 billion and $4.6 billion in assets as of September 30, 2017, respectively, would create the largest BDC manager with unrivaled scale and breadth which we believe, in turn, should drive significant cost savings.

•	We believe the stability and certainty of being co-owners of the Funds’ adviser through a partnership aligns the interests of FS and KKR and ensures a deep commitment of each firm’s time, attention and capital to make investments with strong risk-adjusted returns for investors over the long-term.

•	The boards of directors for each of the FSIC Funds and CCT have recommended that the stockholders of each Fund vote in favor of the new investment advisory agreements with KKR and FS, respectively, as well as the joint venture. The CCT II board of directors will be presented with the opportunity to participate in the new partnership in the coming weeks.

4.	Why is this transaction beneficial for stockholders?

•	With more than $18 billion in combined BDC assets under management between the FSIC BDCs and KKR BDCs as of September 30, 2017, we believe the FS / KKR partnership will create a platform with significant scale, differentiated origination capabilities and a breadth of financing solutions across direct lending, capital markets, and global structured finance.

•	Expands investment opportunities.

•	In connection with the transaction, KKR will seek interpretive guidance from the SEC or a new exemptive relief order that will allow the FSIC BDCs to co-invest with KKR’s credit accounts.

•	KKR Capital Markets: 40+ professionals providing an expanded source of deal flow, real-time market intelligence and continuous dialogue with issuers and sponsors.

•	Asset Based Finance: Originate proprietary investments in specialty finance companies with the potential to generate enhanced returns.

•	Non-Sponsor / Direct Coverage: Expanded deal sourcing and access to new origination sources, such as family offices and other institutions.

•	Expected to lower investor costs of the FSIC BDC platform:

•	Upon each FSIC BDC’s entry into the new advisory agreements, the base management fee of each Fund will be permanently lowered from 1.75% to 1.50% of such Fund’s gross assets.

•	With more than $18 billion in combined BDC assets under management between the FSIC BDCs and CCT I & II as of September 30, 2017, the unrivaled scale of a combined FSIC BDC and KKR BDC platform can be leveraged to drive meaningful expected cost savings, including the reduction in administrative expenses and borrowing costs.

•	Provides clear steps to a liquidity event for FSIC II, FSIC III, FSIC IV:

•	Each Fund currently intends to begin soliciting stockholder approval of the new investment advisory agreements, as applicable, in January 2018.

•	Additionally, FS and KKR currently intend to evaluate the possibility of a liquidity event for FS’s non-traded BDCs following approval of the new advisory agreements.

•	In addition to providing FSIC II, FSIC III and FSIC IV stockholders a potential path to liquidity, we expect merging the non-traded Funds with the public entities would drive significant cost savings and help grow stockholder value.

5.	Will the investment strategies of the Funds change?

•	No. There will be no change to the investment strategies or investment objectives of the FSIC BDCs, which are to generate current income and, to a lesser extent, long-term capital appreciation by investing in the securities of private U.S. middle market companies.

6.	Will there be any changes to the Funds’ fee structures?

•	Upon each FSIC BDC’s entry into the new advisory agreements, the base management fee for each Fund will be permanently lowered from 1.75% to 1.50% of such Fund’s gross assets, and the “hurdle rate” above which each Fund earns its subordinated incentive fee on income will be reduced.

•	Management fees will be removed from the FSIC incentive fee lookback calculation for quarters ending after January 1, 2018.

•	Furthermore, we expect the Funds to leverage the broad scale of the combined FS and KKR platform to help reduce fund expenses, including administrative expenses (printing, professional services, etc.) and borrowing costs.

7.	Will there be a special meeting for stockholders of each Fund to vote on the new investment advisory agreements?

•	Yes. The Funds currently intend to begin soliciting stockholder approval of the new investment advisory agreements, as applicable, in January 2018.

•	Each Fund will have its own special stockholder meeting. We expect these meetings to take place in March 2018.

•	Additional details can be found in the preliminary proxy statements that each Fund will file with the Securities and Exchange Commission (SEC) at www.sec.gov and are available at www.FSproxy.com.

8.	When do you expect the new advisory agreements to be approved?

•	Each Fund will file a preliminary proxy statement with the SEC which will be available at www.sec.gov and at www.FSproxy.com.

•	It is expected that proxy materials, including the definitive proxy statements, will be mailed to each of the Funds’ stockholders to begin soliciting approval of the new investment advisory agreements, as applicable, in January 2018.

•	We expect the meetings to take place in March 2018.

9.	As an investor in a Fund, what do I need to do next?

•	Each Fund will file a preliminary proxy statement with the SEC, which can be viewed at www.FSproxy.com.

•	It is expected that proxy materials, including the definitive proxy statements, will be mailed to the Funds’ stockholders to begin soliciting approval of the new investment advisory agreements, as applicable, in January 2018.

•	If you have any questions please call FS at 833-536-4196.

10.	Will the announcement have any effect on the fourth quarter 2017 tender process for FSIC II, FSIC III or FSIC IV?

•	FSIC II, FSIC III and FSIC IV will each still make its respective normal quarterly share repurchase offer, commencing the second week of December 2017.

•	Material terms of the share repurchase offer will be consistent with the prior quarter.

11.	Will the Funds bear any transaction costs associated with the proxy statement and related solicitation?

•	No. All costs associated with the proxy statement and related solicitation will be borne by FS and KKR.

12.	How long do you expect the exemptive relief application to take before it is effective?

•	There is no guarantee exemptive relief will be received at all or during a defined timeframe.

•	Regardless of the timing for exemptive relief approval, the FS BDCs will have the ability to participate pro rata in KKR Credit’s deal flow upon receipt of shareholder approval for the co-investment advisory agreements

13.	How long will GSO Capital Partners (GSO) remain the sub-adviser to the FSIC Funds?

•	GSO intends to resign as the sub-adviser to the FSIC Funds in April 2018.

•	FS, GSO and KKR will work together to ensure a smooth transition.

14.	How will the Funds be advised and serviced prior to the approvals of the new advisory agreements?

•	GSO intends to resign as the sub-adviser to the FSIC Funds in April 2018. The applicable FS investment adviser (each an “FS Adviser”) will continue providing advisory services to the Funds applicable FS Adviser to the current advisory agreements and KKR will provide non-advisory services and deal flow to the FS Advisers (as defined below) through a sourcing and administrative services agreement until stockholder approvals for the new investment advisory agreements are obtained.

15.	Is a merger of FSIC & CCT currently being contemplated?

•	Our primary focus is on receiving stockholder approval from the four FSIC funds and two CCT funds for the new co-advisory and joint advisory investment agreements.

•	Additionally, FS and KKR currently intend to evaluate the possibility of a liquidity event for FS’s non-traded BDCs following stockholder approval of the new advisory agreements.

16.	Will the name of the FSIC BDCs change?

•	No. At this time, FS does not intend to change the name of any of the FSIC BDCs.

17.	Are changes expected to be made to each FSIC BDC Board as a result of this transaction?

•	FS and KKR have agreed that upon stockholder approval of the new investment advisory agreements with respect to a Fund and subject to nomination by and approval by the board of directors of the Fund (each a “Board”):

•	The applicable FS Adviser will be entitled to recommend the appointment of one “interested” director to each CCT Board and KKR will be entitled to recommend the appointment of one “interested” director to each FSIC Board;

•	In the event that either an FS Adviser or KKR has more than one appointee serving as an “interested” director to a Board, such party will use its reasonable best efforts to cause the resignations of such excess number of its appointed “interested” directors as promptly as practicable;

•	KKR will be entitled to recommend the appointment of one independent director to the Board.

•	Each FS Adviser has agreed to recommend to the applicable Board that the size of the Board be reduced over a period of one year from the date such Fund enters into a new investment advisory agreement to no more than nine directors.

Forward-Looking Statements

This document may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV (collectively, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statements (as defined below), failure to consummate the transactions contemplated by the agreement between FS Investments and KKR, the failure or inability to obtain exemptive relief as described in the Proxy Statements, and the price at which shares of FSIC’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statements when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This document relates to proposed new investment advisory agreements for the Funds (collectively, the “Proposals”). In connection with the Proposals, each Fund intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (each a “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, www.sec.gov, from FS Investments’ website at www.fsinvestments.com and FS Investment Corporation’s website at www.fsinvestmentcorp.com.

Participants in the Solicitations

The Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

FS Investments & KKR Form Strategic Partnership Combining FSIC & CCT platforms to create stockholder value Exhibit 3

FS Investments and KKR to Establish industry-leading partnership FS Investments (“FS”) and KKR Credit Advisors (“KKR”) have announced an agreement to form a strategic partnership, creating a premier ~$18B1 alternative lending platform 1 Assumes stockholder approval for all funds 2 As of September 30, 2017 3 $18B of total BDC AUM as of September 30, 2017 comprised of $13.7B across FSIC, FSIC II, FSIC III and FSIC IV and $4B in FS Energy & Power Fund KKR Leading provider and manager of alternative investment solutions with $20.5B in AUM2 Largest manager of credit-focused business development companies with $13.7B in BDC AUM3 History of combining differentiated strategies, top institutional managers and innovative structures to provide investors with alternative sources of income and growth Best-in-class capital raising capabilities with 300,000 investors represented by over 18,000 financial advisors KKR & Co. L.P. is a leading global investment firm managing $153B2 in AUM across multiple alternative asset classes 41-year history of investment excellence $15B2 internal balance sheet largely invested alongside clients Manages $41.3B in Credit AUM, including $4.6B in BDC AUM2 Global industry coverage in Credit strategies complemented by a significant sourcing, underwriting and capital markets platform FS INVESTMENTS

Transaction summary1 KEY HIGHLIGHTS PARTNERSHIP CREATES LARGEST BDC PLATFORM3 Combined platform FSIC I, II, III & IV comprising $13.7B in gross assets CCT I & II comprising $4.6B in gross assets 150 sponsors, 325 borrowers Investment Advisors FS & KKR to seek stockholder approval for joint venture as sole investment advisor (co-advisors on an interim basis) CO-INVESTMENT Each FSIC fund expects that it will have the ability to co-invest pro rata alongside KKR’s other client accounts upon receiving shareholder approval for new advisory agreements Fees Management fee for FSIC funds & CCT II to be reduced to 1.50% annually (CCT was reduced to 1.50% at listing) Enhancing FSIC incentive-fee lookback calculation to remove add-back of management fee2 1 Metrics assume stockholder approval for all funds 2 Look-back provision change becomes effective for quarters ending after January 1, 2018 3 As of September 30, 2017 per Wall Street research and company filings. BDC Platform data representative of reported gross assets. Peer average: $3.7 52% larger than closest competitor 5x larger than peer average

Strategic rationale Combines FS and KKR’s investment acumen, distribution networks and geographic footprints KKR brings fundamental, private credit investing expertise, while FS brings experience in direct lending and all aspects of ’40 Act fund management FSIC franchise becomes integral part of KKR Credit, investing alongside KKR’s credit platform on a pro rata basis Expanded origination platform to capture a broader set of investment opportunities Ability to hold larger investments, with a focus on the upper end of the middle market Largest BDC platform expected to increase operational efficiencies FSIC vehicles to reduce annual management fee rate to 1.50% Partnership well-positioned to provide a full suite of lending solutions at scale Borrowers benefit from KKR’s symbiotic, solutions-oriented capital markets platform, and the combined credit investing and structuring expertise of FS and KKR “Ball control” ensures we can manage our borrowers’ experience and support them as needed Complementary, long-term partnership Scale – impact on shareholders Lender of choice among borrowers

Leading asset manager providing access to alternative sources of income and growth fs investments: largest manager of bdc assets $21B Assets under management 10 Registered investment vehicles 300+ Employees Partner with best-in-class institutional managers PARTNERSHIP EXPERTISE Manufacture and launch innovative products across all areas of alternative investments Largest manager of business development company assets BDCs $21B AUM 5 # of BDCs 2009 FSIC launched as first non-traded BDC 2014 FSIC was first non-traded BDC to list on NYSE EVENT DRIVEN CREDIT REAL ESTATE LENDING PUBLIC ENERGY PRIVATE ENERGY LIQUID ALTERNATIVES PRIVATE CREDIT INFRASTRUCTURE $18B BDC AUM 10 Funds 5 Institutional partners

KKR – A LEADING ASSET MANAGEMENT PLATFORM

KKR

Founded 1976

$153bn	$15bn	~360	20
Assets Under Management	Internal Balance Sheet Largely Invested Alongside Clients	Investment Professionals	Offices Globally

Private Equity & Real Assets
~260 investment professionals
($88bn AUM)

KKR Credit
~100 investment professionals
($41bn AUM)

Capital Markets
~40 capital markets professionals
(~$315bn in global refinancings ITD)

Hedge Fund Partnerships
($24bn AUM)

KKR Capstone[1] (~50 people)	Global Macro and Asset Allocation (7 people)	Stakeholder Management (14 people)	KKR Global Institute (3 people)	Client and Partner Group (~75 people)

"One-Firm" Culture – KKR will deliver the resources of the full firm to support the FSIC vehicles

Note: AUM and headcount as of September 30, 2017.

1) KKR Capstone is not a subsidiary or affiliate of KKR. Please see Important Information for additional disclosure regarding KKR Capstone, which can be found on slide 12.

6

$10bn"$24bn1 Private Credit Direct Lending Asset-based Finance Subordinated Debt $41bn " $55bn1 KKR Credit Assets Under Management $22bn Leveraged Credit Leveraged Loans High Yield Bonds Opportunistic Credit CLOs Revolving Credit $9bn Special Situations Deep Value Distressed Event-Driven KKR CREDIT AUM GROWTH ($BN)2 CURRENT KKR CREDIT AUM 2 1Presentation of pro forma AUM as of September 30, 2017 is for illustrative purpose only and assumes that all of FS Investments’ AUM is in Private Credit. 2AUM as of September 30, 2017 KKR Credit overview Global sourcing platform with investment expertise across the capital structure, covering 150 sponsors ~100 investment professionals within KKR Credit Aligned in outcomes – KKR’s Balance Sheet and employees have $2.7 billion committed across KKR Credit BDCs will allow KKR to continue to invest in and expand its direct origination capabilities IMPACT ON BDCs JV well-positioned to act as a total solution provider with the ability serve as a strong capital provider throughout a company’s lifecycle Global middle-market platform that invests alongside KKR’s $41.3B credit platform on a pro rata basis JV benefits from KKR’s symbiotic, solutions-oriented capital markets platform and credit investing platform, in turn enhancing deal volume and allowing for stronger terms, structures and “ball control”

Global and diversified sourcing platform to improve credit selection 8 GLOBAL CORPORATE AND NON-SPONSOR COVERAGE GLOBAL ASSET-BASED FINANCE Combined sponsor coverage in excess of 150 sponsors Origination opportunities from combined 325 portfolio companies and KKR Credit’s 750+ company relationships Access to global opportunities given KKR’s substantial international footprint KKR has a full-scale platform to source and make direct investments in dislocated asset classes with higher risk-adjusted returns FS & KKR to partner on structuring to ensure BDCs are provided tax-efficient access to opportunities Offers more compelling usage of capacity in 30% non-qualified bucket Family office, private banking, and direct-to-corporate relationships enhance non-sponsor deal flow Larger capital base increases cross-sale opportunities across KKR business lines Platform will be a “first call” to a wide range of intermediaries and company advisors GLOBAL SPONSOR COVERAGE OPTIMAL PORTFOLIO CONSTRUCTION LEADS TO ATTRACTIVE RETURNS = + +

9 Partnership benefits Scaled platform generates new sources of income and return by offering a full suite of lending solutions FS + KKR PLATFORM TRADITIONAL BDC PLATFORM COVERAGE UNIVERSE U.S. sponsors International sponsors Direct corporate Financial intermediaries PRODUCT SUITE Direct lending Asset-based finance Partnerships with leading investment management firms PLATFORM BENEFITS Global investment platform Leading capital markets franchise Best-in-class distribution capabilities Multi-asset class expertise Cross-platform sourcing & diligence Rigorous monitoring & risk management processes Scaled platform generates new sources of income and return by offering a full suite of lending solutions to a broader base of borrowers

THE PATH FORWARD COMMITTED TO A SEAMLESS TRANSITION for investors TRANSITION PERIOD STRATEGIC PARTNERSHIP CURRENT FS will serve as adviser GSO serves as sub-adviser up until April 2018 KKR (or its affiliates) will provide sourcing and administrative services to FS Enhanced joint platform FS & KKR will serve as co-advisers FSIC & CCT BDCs will co-invest pro rata alongside KKR’s other client accounts in private credit opportunities FS served as adviser GSO served as sub-adviser FSIC CCT FS & KKR will turn attention toward deriving the full benefits of platform including through the evaluation of mergers and liquidity events for non-traded vehicles

PARTNERSHIP summary & Key highlights1 Complementary long-term partnership to build the premier alternative lending platform Creation of scale advantages to drive returns Expanded investment opportunities and product offering FSIC and CCT combined platform creates opportunity to deliver greater value over time 6 BDCs $18B AUM 150 SPONSORS 325 BORROWERS 20K FINANCIAL ADVISORS 1 Metrics assume stockholder approval for all funds disclosures Forward-Looking Statements This presentation may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation (“FSIC”), FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust, Inc. (“CCT”) and Corporate Capital Trust II (collectively, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, and the price at which shares of FSIC’s or CCT’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Funds makes with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statements (as defined below) when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. The Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It  This presentation relates to proposed new investment advisory agreements for certain of the Funds (collectively, the “Proposals”). In connection with the Proposals, certain Funds intend to file relevant materials with the SEC, including a proxy statement on Schedule 14A (each a “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site, www.sec.gov and from FS Investments’ website at www.fsinvestments.com or CCT’s website at www.corporatecapitaltrust.com. Participants in the Solicitations The Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR & Co. L.P. and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above. KKR CAPSTONE References to “KKR Capstone” or “Capstone” are to all or any of KKR Capstone Americas LLC, KKR Capstone EMEA LLP, KKR Capstone EMEA (International) LLP, KKR Capstone Asia Limited, and their affiliates, each of which are owned and controlled by their senior management. KKR Capstone is not a subsidiary or affiliate of KKR. KKR Capstone operates under several consulting agreements with KKR and uses the “KKR” name under license from KKR. References to operating executives, operating experts, or operating consultants are to employees of KKR Capstone and not to employees of KKR.

FS investment CORPORATION BDC PLATFORM Creating the premier BDC investment platform to access broader sources of income and return Exhibit 4

Why THE CHANGE? Create long-term partnership FS + KKR partnership creates an $18B BDC platform with unrivaled scale Mutual commitment of resources Supported by existing $45+ million sponsor investment from FS employees and affiliates1 Expand investment opportunities Expect ability to co-invest alongside KKR Credit’s accounts Expand origination sources and footprint Originate investments  with enhanced return potential UTLIZE SCALE TO LOWER EXPENSES Lower management fee to 1.50%2,3 Combine asset bases to reduce administrative expenses Combine borrowing base to drive down financing costs 1 Sponsor investment refers to proceeds from investors affiliated with FS & in FSIC, FSIC II, FSIC III and FSIC IV, including members of the respective Fund’s board of directors. As of November 6, 2017. 2 Based on gross assets and subject to stockholder approval of new advisory agreements. 3 Refers to FSIC II, FSIC III, FSIC IV, CCT and CCT II, as applicable. The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approvals and market conditions. Prepare for liquidity event3 Commence proxy solicitation in January 2018 Target approval of new advisory agreements in March 2018 2H 2018: Evaluate liquidity events for the non-traded FS and KKR funds

A LONG-TERM PARTNERSHIP BUILDING THE PREMIER BDC PLATFORM

KKR is the right partner to adapt to changing markets and grow stockholder value

FULL ACCESS TO KKR CREDIT PLATFORM
FSIC franchise will gain ability to co-invest across KKR Credit's platform

LONG TRACK RECORD OF PARTNERSHIPS
KKR has a long history of working closely with other institutions in managing client assets

COMPLEMENTARY BUSINESSES
KKR businesses complement the FSIC franchise, including KKR Capital Markets and Asset Based Finance

ENSURE ALIGNMENT OF INTERESTS
Strategic partnership requires mutual commitment of resources and capital

KKR
FOUNDED IN 1976

$153B	$15B	~360
ASSETS UNDER MANAGEMENT	INTERNAL BALANCE SHEET	INVESTMENT PROFESSIONALS

PRIVATE EQUITY & REAL ASSETS
$88B AUM, ~260 investment professionals

KKR CREDIT
$41B AUM
~100 investment professionals

$22B	$10B	$9B
LEVERAGED CREDIT	PRIVATE CREDIT	SPECIAL SITUATIONS

CAPITAL MARKETS
~40 capital markets professionals (~$315B in global refinancings since inception)

HEDGE FUND PARTNERSHIPS
$24B AUM

As of September 30, 2017.

3

Complementary businesses drive new INVESTMENT OPPORTUNITIES Generate new sources of income and return by offering a full suite of lending solutions Scaled platform generates new sources of income and return by offering a full suite of lending solutions TRADITIONAL BDC PLATFORM FS + KKR PLATFORM U.S. FOOTPRINT Provide debt financing to private U.S. middle market companies U.S. PRIVATE EQUITY SPONSOR COVERAGE Deal flow sourced primarily through U.S. private equity sponsors KKR CAPITAL MARKETS Expanded deal flow, efficient access to capital markets, continuous dialogue with issuers and sponsors KKR ASSET BASED FINANCE Originate proprietary investments with potential for enhanced returns in specialty finance companies INTERNATIONAL sponsor coverage Expanded deal flow through international markets NON-SPONSOR coverage Expanded source of deal flow through new origination sources (e.g. family offices) BENEFITS OF CO-INVESTING alongside KKR Credit’s platform 4

Lower management fee to 1.5% for non-traded FSIC funds Seek to reduce administrative + professional services expenses Utilize scale to lower borrowing costs platform scale expected to drive cost savings ASSETS UNDER MANAGEMENT AS OF SEPTEMBER 30, 2017 ($B)1 Combination of FS and KKR will create a diversified, industry-leading platform 1 Subject to stockholder approval. Assets under management (AUM) as of September 30, 2017. FS and KKR BDCs represented by total assets of FSIC, FSIC II, FSIC III, FSIC IV, CCT and CCT II. Ares Capital Corporation (ARCC), Prospect Capital Corporation (PSEC), Apollo Investment Corp (AINV), Golub Capital BDC Inc. (GBDC), Goldman Sachs BDC, Inc. (GSBD), Solar Capital (SLRC), TCG BDC, Inc. (CGBD), New Mountain Financial (NMFC) and TCP Capital Corp. (TCPC) and TPG Specialty Lending (TSLX) SCALE HELPS REDUCE EXPENSES

partnership creates the premier bdc investment platform Unparalleled scale, resources and relationships to help grow stockholder value1 1 As of September 30, 2017. AUM based on fair value. 2 FSIC and KKR BDCs represented by total assets of FSIC, FSIC II, FSIC III, FSIC IV, CCT and CCT II. .     6 BDCS $18B AUM 150 SPONSORS 325 PORTFOLIO COMPANIES 280K INVESTORS 20K FINANCIAL ADVISORS CREATE LONG-TERM PARTNERSHIP EXPAND INVESTMENT OPPORTUNITIES UTILIZE SCALE TO LOWER EXPENSES PREPARE FOR LIQUIDITY EVENT

a potential Path to liquidity for non-traded bdcs Proxy solicitation timeline for the FSIC franchise The timeline is subject to change based on the timing of regulatory and stockholder approvals. The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions. DEC 2017 Transaction announcement Proxy solicitation begins Evaluate opportunities for liquidity events for FS and KKR non-traded funds JAN 2018 following approval of new advisory agreements MAR 2018 Target for special stockholder meetings

Resources Website Webinars FSPROXY.COM COMMUNICATION SAMPLES PRESS RELEASES FREQUENTLY ASKED QUESTIONS EMAIL INVITATIONS TO COME WEBINARS

disclosures Forward-Looking Statements This presentation may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation (“FSIC”), FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund, FS Global Credit Opportunities Fund and its feeder funds, Corporate Capital Trust, Inc. (“CCT”) and Corporate Capital Trust II (collectively, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, and the price at which shares of FSIC’s or CCT’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Funds makes with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statements (as defined below) when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. The Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It This presentation relates to proposed new investment advisory agreements for certain of the Funds (collectively, the “Proposals”). In connection with the Proposals, certain Funds intend to file relevant materials with the SEC, including a proxy statement on Schedule 14A (each a “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com or CCT’s website at www.corporatecapitaltrust.com. Participants in the Solicitations The Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR & Co. L.P. and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.